Execution Version

[CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS

BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.]

AMENDMENT NO. 4 TO LOAN AGREEMENT

This AMENDMENT NO. 4 TO LOAN AGREEMENT (this “Fourth Amendment”), dated March 4, 2026 (the “Execution Date”), is made by and among TerrAscend Corp., an Ontario corporation (“Parent”), as Guarantor, each Subsidiary of Parent identified on the signature pages hereto as “BORROWERS” (collectively, the “Borrowers”, and together with Parent, the “Loan Parties”), each of the Lenders party hereto, and FG Agency Lending LLC, as administrative agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Loan Agreement, dated as of August 1, 2024 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement” and, as amended by this Fourth Amendment, the “Amended Loan Agreement”), by and among the Guarantor, the Loan Parties, the Lenders from time to time party thereto, and the Agent. Capitalized terms used but not defined herein have the meaning provided in the Amended Loan Agreement;

WHEREAS, the Loan Parties have requested and the Agent and Lenders party hereto, which constitute Required Lenders under the Existing Loan Agreement and the Specified Acquisition Delayed Term Loan Lenders (as defined in the Existing Loan Agreement) affected by the amendments hereunder, are prepared to amend certain of the terms and provisions of the Existing Loan Agreement, subject to the conditions and in reliance on the representations set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments to Loan Agreement. Subject to the conditions set forth herein and in reliance on the representations and warranties set forth herein, as of December 26, 2025 (the “Fourth Amendment Effective Date”), the Existing Loan Agreement is hereby amended as follows:

(a)
Section 1.1 of the Existing Loan Agreement is amended by deleting the following defined terms:

“Specified Acquisition Delayed Term Loan”

“Specified Acquisition Delayed Term Loan Commitment”

“Specified Acquisition Delayed Term Loan Effective Date”

“Specified Acquisition Delayed Term Loan Face Amount”

“Specified Acquisition Delayed Term Loan Lender”

“Specified Acquisition Delayed Term Loan Request Period”

(b)
Section 1.1 of the Existing Loan Agreement is amended by amending and restating the following defined terms in their entirety:

““Commitment” means, collectively, (a) with respect to any Initial Term Loan Lender, the Initial Term Loan Commitment, (b) with respect to any Delayed Term Loan Lender, the Delayed Term Loan Commitment, and (c) with respect to any 2025 Incremental Term Loan Lender, the 2025 Incremental Term Loan Commitment.

“Omnibus Collateral Assignment” means the Omnibus Collateral Assignments entered into from time to time in favor of Agent of each Borrower’s rights under,

(i) with respect to the Omnibus Collateral Assignment dated as of March 4, 2026, any Union Chill Acquisition Document, (ii) with respect to the Omnibus Collateral Assignment of Acquisition Documents (Ratio) dated as of the Second Amendment Effective Date, any Ratio Acquisition Document (iii) with respect to any other Omnibus Collateral Assignment, (a) any Management Agreement, (b) any Lease Agreement and equipment lease agreement, (c) any Cannabis License and (d) any Material Contract, and (iv) with respect to any Omnibus Collateral Assignment entered into after the Second Amendment Effective Date, any Material Contract that is a Management Agreement, a Lease Agreement, and/or any material agreement pursuant to a Permitted Acquisition, but in each case, excluding any such agreement to the extent that it constitutes Excluded Collateral (as defined in the Security Agreement or the Canadian Pledge and Security Agreement, as applicable).”

(c)
Section 1.1 of the Existing Loan Agreement is amended by amending and restating paragraph (a) of the defined term “Permitted Acquisition Consent Condition” in its entirety to read as follows:

“(a) the Borrower Representative shall have notified the Agent of its desire to enter into and consummate such applicable Acquisition no later than five (5) Business Days (or such lesser period as may be agreed to by the Agent in its sole discretion) prior to entering into any applicable letter of intent or other comparable agreement with the applicable seller and, concurrently with delivery of such notice, the Borrower Representative shall deliver to the Agent (i) a substantially final draft of such applicable letter of intent or other comparable agreement proposed to be entered into and (ii) any financial, operational or other information of the target of such Acquisition available to the Borrower Representative (such notice, the “Acquisition Notice”);”

(d)
Section 1.1 of the Existing Loan Agreement is amended by amending and restating paragraph (i) of the defined term “Permitted Refinancing of the [***]” in its entirety to read as follows:

“(i) the refinanced or modified [***]are expressly subordinate in right of payment to all Debt of such Group Company under the Loan Documents and the Loan

Parties have delivered or caused to be delivered to the Agent a Subordination Agreement executed by the holders of such [***] on terms and conditions reasonably satisfactory to the Agent.”

(e)
Section 1.1 of the Existing Loan Agreement is amended by adding the following new defined term in appropriate alphabetical order:

““Fourth Amendment Effective Date” means December 26, 2025.”

““[***] Facility” means the Debt and other obligations evidenced by the Standard Agreement and General Conditions between Owner and Construction Manager (where the CM is At-Risk) dated as of March 4, 2026, by and between TerrAscend NJ, LLC and [***]; provided that, the aggregate principal amount of such Debt and other obligations shall not at any time exceed $2,590,000.”

(f)
Section 2.1(d) of the Existing Loan Agreement is amended and restated in its entirety to read as follows:

“(d) [Reserved].”

(g)
Section 5.4 of the Existing Loan Agreement is amended and restated in its entirety to read as follows:

“[Reserved].”

(h)
Section 7.2(d) of the Existing Loan Agreement is amended by (i) deleting “and” immediately preceding clause (viii), (ii) inserting a semicolon at the end of clause (vii) and (iii) adding the following clause prior to the end of the paragraph:

“; and (ix) a summary of all Debt suffered to remain outstanding in reliance on Section 8.2(w) as of the most recently ended fiscal quarter.”

(i)
Section 7.3 of the Existing Loan Agreement is amended and restated in its entirety to read as follows:

“Use of Proceeds. The proceeds of the Initial Term Loan made on the Closing Date shall be used only as described in the letter of direction provided by the Borrowers to the Agent on the Closing Date in connection with the sources and uses of the Initial Term Loan and for ordinary working capital purposes of the Borrowers. The proceeds of the 2025 Incremental Term Loan made on the Second Amendment Effective Date shall be used only as described in the letter of direction provided by the Borrowers to the Agent on the Second Amendment Effective Date in connection with the sources and uses of the 2025 Incremental Term Loan and for growth capital expenditures, and other general corporate purposes, of the Borrowers.”

(j)
Each of Section 8.2(h)¸Section 8.2(s), and Section 8.2(w) of the Existing Loan Agreement is amended and restated in its entirety to read as follows:

“(h) Debt existing as of the Fourth Amendment Effective Date and set forth on Schedule 8.2 and any Permitted Refinancing Debt in respect of such Debt;”

“(s) unsecured deferred purchase price obligations (including earn-outs) incurred in connection with any Permitted Acquisition by a Loan Party or a Restricted Subsidiary consented to by Agent in writing (provided, for the avoidance of doubt, that Agent in its sole discretion may require that such obligations be subject to a Subordination Agreement);”

“(w) additional unsecured Debt in an aggregate amount not exceeding the greater of (i) the amount outstanding under the Palmer Facility or (ii) $2,000,000 at any time outstanding;”

(k)
Schedule 1.1(a) to the Existing Loan Agreement is amended and restated in its entirety to read as set forth in Schedule 1.1(a) attached as Annex A hereto.
(l)
Schedule 8.2 to the Existing Loan Agreement is amended and restated in its entirety to read as set forth in Schedule 8.2 attached as Annex B hereto.
(m)
Exhibit E to the Existing Loan Agreement is amended and restated in its entirety to read as set forth in Exhibit E attached as Annex C hereto.

SECTION 2. Fees and Expenses. To the extent required under (and subject to the terms of) Section

11.5 of the Amended Loan Agreement, the Loan Parties shall reimburse the Agent and the Lenders for all reasonable and documented legal fees and other reasonable out-of-pocket expenses incurred in connection with this Fourth Amendment and the transactions contemplated hereby.

SECTION 3. Effective Date. This Amendment shall be effective upon satisfaction of each of the conditions set forth below (and provided that Section 1 of this Amendment shall be effective as of the Fourth Amendment Effective Date):

(a)
this Fourth Amendment shall have been executed by the Loan Parties, the Lenders party hereto, which constitute the Required Lenders under the Existing Loan Agreement and the Specified Acquisition Delayed Term Loan Lenders affected by the amendments hereunder, and the Agent, and counterparts hereof as so executed shall have been delivered to the Agent;
(b)
the Omnibus Collateral Assignment with respect to the Union Chill Acquisition Documents shall have been executed by the Loan Parties party thereto and the Agent, and counterparts thereof as so executed shall have been delivered to the Agent;
(c)
a Pledge Amendment in the form of Exhibit B to the Pledge Agreement duly executed by TER NJ Dispensing 1, LLC shall have been delivered to the Agent;
(d)
the representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Fourth Amendment, shall be true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or other similar language) on and as of the Execution Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties shall be true and correct in all material respects (or in all respects if any such representation or warranty is qualified per its terms by materiality, Material Adverse Effect or other similar language) as of such earlier date;

(e)
no Default or Event of Default has occurred and is continuing, nor shall any Default or Event of Default exist immediately after giving effect to this Fourth Amendment; and
(f)
to the extent invoiced two (2) Business Days prior to the Execution Date, the Loan Parties shall have paid all fees, costs and expenses required to be reimbursed pursuant to Section 2 above.

SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to the Agent and the Lenders on the Execution Date that:

(a)
the execution, delivery and performance of this Fourth Amendment is within its corporate or other organizational powers and has been duly authorized by all necessary corporate or other organizational action of it;
(b)
this Fourth Amendment has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and dealing; and
(c)
the representations and warranties of the Loan Parties contained herein or in the other Loan Documents, after giving effect to this Fourth Amendment, are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) on and as of the Execution Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality, Material Adverse Effect or similar language) as of such earlier date.

SECTION 5. Reaffirmation. Each Loan Party consents to the amendment of the Existing Loan Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Fourth Amendment, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Amended Loan Agreement, this Fourth Amendment or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case, as amended by this Fourth Amendment. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms the existing security interests granted in favor of the Agent for the benefit of, among others, the Lenders pursuant to the Loan Documents in the Collateral described therein, which security interests shall continue in full force and effect after giving effect to this Fourth Amendment to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 6. Amendment, Modification and Waiver. This Fourth Amendment may not be amended, modified or waived except as permitted by the Amended Loan Agreement.

SECTION 7. Entire Agreement. This Fourth Amendment and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. On and after the Fourth Amendment Effective Date, each reference in the Loan Documents to “the Loan Agreement,” “thereunder,” “thereof” or words of like import referring to the Loan Agreement, shall mean a reference to the Amended Loan Agreement.

SECTION 8. Miscellaneous. Section 11.11 (Submission to Jurisdiction; Waivers), Section 11.12 (Severability), Section 11.13 (Governing Law), Section 11.14 (Waiver of Defense of Illegality) and Section

11.15 (Execution in Counterparts; Electronic Signatures) of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9. Loan Document; No Novation. On and after the Fourth Amendment Effective Date, this Fourth Amendment shall constitute a “Loan Document” for all purposes of the Amended Loan Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Fourth Amendment may be amended or waived solely by the parties hereto as set forth in Section 6 above). This Fourth Amendment shall not constitute a novation of the Existing Loan Agreement or any of the Loan Documents.

SECTION 10. Lender Direction. Each Lender party hereto, constituting the Required Lenders and the Specified Acquisition Delayed Term Loan Lenders affected by the amendments hereunder, by their execution hereof, hereby authorizes and directs the Agent to execute and deliver this Amendment on the date hereof.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

GUARANTOR: TERRASCEND CORP.

By: /s/

Name: [***]

Title: [***]

BORROWERS:

[***]

By: /s/

Name: [***]

Title: [***]

[***]

By:/s/

Name: [***]

Title: [***]

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AGENT:

FG AGENCY LENDING LLC

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: [***]

By: /s/

Name: [***]

Title: [***]

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: [***]

By: [***]

By: [***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: [***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: [***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

IN WITNESS WHEREOF, each of the undersigned has caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LENDERS:

[***]

By: /s/

Name: [***]

Title: [***]

Annex A

Schedule 1.1(a)

Term Loan Commitment Amount

(i)
Initial Term Loan Commitments

Initial Term Loan Lender	Commitment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	$114,000,000.00

(ii)
Delayed Term Loan Commitments

Delayed Term Loan Lender	Commitment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	$26,000,000.00

(iii)
2025 Incremental Term Loans

2025 Incremental Term Loan Lender	Commitment Amount
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total	$79,000,000

(iv)
[Reserved].
(v)
2025 Additional Incremental Term Loan

2025 Additional Incremental Term Loan	Commitment Amount
[***]	[***]
Total	$3,105,263.16

Annex B

Schedule 8.2 Existing Debt

[***]

Annex C

EXHIBIT E